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                                                                    EXHIBIT 10.2

              NOVATION AGREEMENT FOR TRANSFER OF MEDICARE FUNCTIONS
                          TO AN AFFILIATED ORGANIZATION

This Novation Agreement is entered into as of May 29, 2002, by and between Blue Cross & Blue Shield United of Wisconsin, a corporation duly organized and existing under the laws of the State of Wisconsin, with its principal office in the City of Milwaukee (hereinafter referred to as the "Transferor"); United Government Services, LLC, a limited liability company duly organized and existing under the laws of the State of Wisconsin, with its principal office in the City of Milwaukee (hereinafter referred to as the "Transferee"); the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans and a corporation duly organized and existing under the laws of the State of Illinois, with its principal office in the City of Chicago, Illinois (hereinafter referred to as the "Association"); and the Department of Health and Human Services (hereinafter referred to as the "Government').

                                  WITNESS THAT

1. WHEREAS, the Government has entered into a consecutive series of agreements with the Association, as prime contractor, to engage in the administration of the Medicare program pursuant to Title XVIII of the Social Security Act; and,

2. WHEREAS, the Association has further entered into a consecutive series of subcontracts, beginning July 1, 1966, in administering the Medicare program, the last becoming effective October 1, 1998, and it continues in force as of the date of this Novation Agreement. The term "subcontracts" as used herein means the aforementioned subcontracts, including modifications thereto, heretofore made between the Association and the Transferor, and such remaining rights, duties or obligations, pursuant to the aforesaid subcontracts. These subcontracts are herein incorporated by reference; and,

3. WHEREAS, as of January 1, 1999, the Transferor assigned, conveyed, and transferred to the Transferee all the assets pertaining to the Medicare Part A program of the Transferor to the Transferee; and,

4. WHEREAS, as of January 1, 1999, the Transferee, by virtue of said assignment, conveyance, and transfer, has acquired all the assets pertaining to the Medicare Part A program of the Transferor; and,

5. WHEREAS, by virtue of said assignment, conveyance, and transfer, the Transferee has assumed all of the duties, obligations, and liabilities of the Transferor under the subcontracts except as referenced in this Novation Agreement; and,

                                                          NOVATION AGREEMENT FOR
                                                  TRANSFER OF MEDICARE FUNCTIONS
                                                   TO AN AFFILIATED ORGANIZATION
                                                                     Page 1 of 6
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6.   WHEREAS, the Transferee is in a position fully to perform the subcontracts and such obligations as may exist under the subcontracts; and,

7. WHEREAS, it is consistent with the Association's and the Government's interest to recognize the Transferee as the successor party to the subcontracts.

NOW THEREFORE, in consideration of these premises, the parties hereto agree as follows:

1.   Except for matters addressed in paragraph 2 below,

     A. The Transferor hereby confirms said assignment, conveyance, and transfer to the Transferee and does hereby release and discharge the Association and the Government from, and does hereby waive, any and all claims, demands, and rights against the Government which it now has or may hereafter have in connection with the subcontracts which arise out of occurrences on or after May 29, 2002.

     B. The Transferee hereby assumes, agrees to be bound by, and agrees to perform each and every one of the terms, covenants, and conditions contained in the subcontracts on or after May 29, 2002. The Transferee further assumes all obligations and liabilities on or after May 29, 2002, of all claims and demands against the Transferor under such subcontracts on or after May 29, 2002 in all respects as if the Transferee were the original party to the subcontracts. Further, the Transferee hereby ratifies all previous actions of the Transferor with respect to the subcontract as if the Transferee were the original party.

2. With respect to any action or proceeding pertaining to matters of program integrity and as to which claims are made or asserted for criminal liability, civil actions for damages or application of civil monetary penalties, the Transferor shall bear sole responsibility with respect to occurrences prior to May 29, 2002, with the Transferee bearing sole responsibility for occurrences on and after May 29, 2002.

3. The Association and the Government hereby recognize the Transferee as the Transferor's successor in interest in and to the subcontracts as of May 29, 2002. The Transferee hereby becomes entitled to all rights, title, and interest of the Transferor in and to the subcontracts in all respects as if the Transferee were the original party to the subcontracts. As of the effective date of this Agreement, the term "Plan" as used in the subcontracts shall be deemed to refer to the Transferee rather than to the Transferor.

                                                          NOVATION AGREEMENT FOR
                                                  TRANSFER OF MEDICARE FUNCTIONS
                                                   TO AN AFFILIATED ORGANIZATION
                                                                     Page 2 of 6
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4.   The Association, the Transferor, and the Transferee hereby agree that the
     Government shall not be obligated to pay or reimburse any of them for, or otherwise give effect to, any costs, taxes, or other expenses, or any increases therein, directly or indirectly arising out of or resulting from:
     (a) said assignment, conveyance, and transfer, or (b) this Novation Agreement, other than those the Government, in the absence of said assignment, conveyance, and transfer, or this Novation Agreement, would have been obligated to pay or reimburse under the terms of the subcontracts.

5. Except as expressly provided herein, nothing in this Novation Agreement shall be construed as a waiver of any rights of the Association or the Government against the Transferor.

6. The Transferor hereby guarantees payment of all liabilities and the performance of all obligations prior to May 29, 2002.

7. Notwithstanding the foregoing provisions, all payments and reimbursements heretofore made by the Association or the Government to the Transferor, and all other actions heretofore taken by the Association or the Government pursuant to its obligations under the subcontracts shall be deemed to have discharged PRO TANTO the Association's and Government's obligations under the subcontracts. All payments and reimbursements made by the Association or the Government after the date of this Novation Agreement in the name of or to the Transferor shall have the same force and effect as if made to Transferee and shall constitute a complete discharge of the Association's and the Government's obligations under the subcontracts, to the extent of the amounts so paid or reimbursed.

8. Except as herein modified, the subcontracts shall remain in full force and effect.

9. Nothing in this Novation Agreement shall relieve Transferor or Transferee from compliance with any federal law.

                                                          NOVATION AGREEMENT FOR
                                                  TRANSFER OF MEDICARE FUNCTIONS
                                                   TO AN AFFILIATED ORGANIZATION
                                                                     Page 3 of 6
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IN WITNESS WHEREOF, each of the parties hereto has executed this Novation
Agreement as of the day and year first above written.

BLUE CROSS & BLUE SHIELD                         UNITED GOVERNMENT SERVICES, LLC
UNITED OF WISCONSIN                              (Transferee)
(Transferor)

By: /s/ Thomas R. Hefty                          By: /s/ Sandra L. Coston
------------------------------                   -------------------------------
(Signature)                                      (Signature)

Thomas R. Hefty                                                 SANDRA L. COSTON
------------------------------                   -------------------------------
(Name)                                           (Name)

 Chairman, CEO                                              PRESIDENT
------------------------------                   -------------------------------
(Title)                                          (Title)

           6/3/02                                          5/30/02
------------------------------                   -------------------------------
(Date)                                           (Date)



DEPARTMENT OF HEALTH AND HUMAN                   BLUE CROSS AND BLUE SHIELD
SERVICES                                                 ASSOCIATION

By: /s/ M.K. Markman                             By: /s/ Harvey W. Friedman
------------------------------                   -------------------------------
(Signature)                                      (Signature)

       M.K. MARKMAN                                      Harvey W. Friedman
------------------------------                   -------------------------------
(Name)                                           (Name)

       Contracting Officer                         Medicare Contracting Officer
------------------------------                   -------------------------------
(Title)                                          (Title)

          6/20/02                                           6/17/2002
------------------------------                   -------------------------------
(Date)                                           (Date)

                                                          NOVATION AGREEMENT FOR
                                                  TRANSFER OF MEDICARE FUNCTIONS
                                                   TO AN AFFILIATED ORGANIZATION
                                                                     Page 4 of 6
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NOTE: Each Corporate Signatory to this Novation Agreement should cause the following certificate to be executed under its corporate seal if it has one, provided that the same officers shall not execute both the Novation Agreement and the certificate.

                                   CERTIFICATE

I, Stephen E. Bablitch, certify that I am the Secretary of Blue Cross & Blue Shield United of Wisconsin (Transferor); that Thomas R. Hefty, who signed this Novation Agreement on behalf of this corporation, was then Chairman and CEO of this corporation; and that this Novation Agreement was duly signed for and on behalf of this corporation by authority of its governing body and within the scope of its corporate powers.

Witness my hand and the seal of this corporation this 3rd day of June, 2002.

By: /s/ Stephen E. Bablitch
    -----------------------
(Corporate Seal)


                                   CERTIFICATE

I, Jorge Gomez, certify that I am the V.P and General Counsel of United Government Services, LLC (Transferee); that SANDRA L. COSTON, who signed this Novation Agreement on behalf of this company, was then President of this company; and that this Novation Agreement was duly signed for and on behalf of this company by authority of its governing body and within the scope of its corporate powers.

Witness my hand this 30th day of May, 2002.

By: /s/ Jorge Gomez
    ---------------

                                                          NOVATION AGREEMENT FOR
                                                  TRANSFER OF MEDICARE FUNCTIONS
                                                   TO AN AFFILIATED ORGANIZATION
                                                                     Page 5 of 6
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                                   CERTIFICATE

I, Roger G. Wilson, certify that I am the Secretary of the Blue Cross and Blue Shield Association (Association); that Harvey W. Friedman, who signed this Novation Agreement on behalf of this corporation, was then Medicare Contracting Officer of this corporation; and that this Novation Agreement was duly signed for and on behalf of this corporation by authority of its governing body and within the scope of its corporate powers.

Witness my hand and the seal of this corporation this 17th day of June, 2002.

By: /s/ Roger G. Wilson
    -------------------

(Corporate Seal)

                                                          NOVATION AGREEMENT FOR
                                                  TRANSFER OF MEDICARE FUNCTIONS
                                                   TO AN AFFILIATED ORGANIZATION
                                                                     Page 6 of 6